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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-40568, No. 33-40406, and No. 333-47575) of
ALARIS Medical, Inc. of our report dated February 18, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Diego, California
March 8, 2000